HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Debt Fund
(the “Fund)

A series of Hatteras Alternative Mutual Funds Trust

Class A Shares
Institutional Class Shares
March 14, 2013

Supplement to the Prospectus
dated April 30, 2012, as supplemented

Effective April 1, 2013, the Fund will begin distributing its dividends from net investment income on a quarterly basis.  Accordingly, the first paragraph of the section titled “Tax Status, Dividends and Distributions” on page 71 of the Prospectus is hereby deleted and replaced with the following:

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Funds, except for the Long/Short Debt Fund which intends to distribute its net investment income on a calendar quarter basis, intend to distribute substantially all of their net investment income and net capital gains in December.   Distributions will be reinvested in shares of a Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

Please retain this Supplement with your
Prospectus for future reference.